UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 14, 2020

HAWAIIAN HOLDINGS INC
(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	HA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01	Regulation FD Disclosure.

Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) Update

•
On April 14, 2020, Hawaiian Holdings, Inc. (the “Company”) released a message from Peter Ingram, the Company’s Chief Executive Officer, to the Company’s employees summarizing the Company’s confirmation to the U.S. Treasury Department that the Company intends to participate in the Payroll Support Program (the “PSP”) under the CARES Act. Under the PSP, the Company expects to receive approximately $290 million, of which approximately $57 million will be an interest-bearing loan that will mature in 10 years and must be paid back to the U.S. government. In addition, the Company will be obligated to issue warrants to purchase an approximately 1 percent ownership interest in the Company at $11.82 per share. The PSP requires that the PSP funds be utilized exclusively for payroll and benefits costs, and that the Company refrain from involuntary furloughs of U.S.-based employees or reducing pay rates or benefits through September 30, 2020. It also requires that the Company maintain certain limitations on executive compensation through March 24, 2022, and suspend payment of dividends and refrain from engaging in stock buybacks through September 30, 2021. Finally, the Company is required to continue to provide air service to markets served prior to March 1, 2020 until March 1, 2022, to the extent determined reasonable and practicable by the U.S. Department of Transportation (“DOT”). Because of the 14-day quarantine order in place for travelers to and within Hawaiʻi, the Company applied for and received an exemption from the DOT over certain of the service requirements.

•
On April 17, 2020, the Company submitted its application seeking an additional loan pursuant to the Economic Relief Program under the CARES Act (the “Economic Relief Program”). Under the Economic Relief Program, the Company has been allocated an interest-bearing secured loan of $364 million with a term of 5 years, with the collateral to secure such loan yet to be determined. In addition, the Company would be obligated to issue warrants to purchase an approximately 6.7 percent ownership interest in the Company at $11.82 per share. This program would require that the Company maintain employment levels as of March 24, 2020 until September 30, 2020, to the extent practicable, and in any event, not at less than at 90% of such level. It also would require the Company to maintain certain limitations on executive compensation, suspend payment of dividends and refrain from engaging in stock buybacks until one year after repayment of the loan. Finally, the Company would be required to continue to provide air service to markets served prior to March 1, 2020 until March 1, 2022, to the extent determined reasonable and practicable by the DOT. As noted above, the Company has applied for and received an exemption from the DOT over certain of the service requirements.

Participation in the PSP and Economic Relief Program is subject to entry into definitive written agreements with the Treasury. The Company has yet to enter into any such definitive agreements with Treasury with respect to the PSP or Economic Relief Program. While the Company expects to enter into such agreements with Treasury, the Company can provide no assurance as to the final timing or terms of the PSP grants or the loans and warrants under the PSP and Economic Relief Program.

None of the information furnished in this report shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and unless expressly set forth by specific reference in such filings, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current plans and expectations with respect to participation in certain CARES Act programs and its application for an exemption to the service requirement thereunder. Such forward-looking statements include, without limitation, the receipt, terms and impact of assistance to the Company under the CARES Act. Words such as “expects,” “anticipates,” “projects,” “intends,” “plans,” “believes,” “estimates,” “will,” variations of such words, and similar expressions are also intended to identify such forward-looking statements.

These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and assumptions relating to the Company’s operations and business environment, all of which may cause outcomes to be materially different from any expected outcomes, expressed or implied, in these forward-looking statements. These risks and uncertainties include, without limitation, whether the Company will ultimately secure funding under the CARES Act or an exemption from the service requirement by the DOT; whether the Company’s cost cutting plans will be effective or sufficient; the continuing and developing effects of the spread of the novel coronavirus COVID-19; the expected duration of the government mandated quarantine and the potential imposition of further restrictions on travel in the future; the full effect the mandatory quarantine will have on demand for air travel in the markets in which the Company operates; the extent of declining demand for transportation in the markets in which the Company operates; the Company’s dependence on tourist travel; any future restrictions on air travel; the availability of aircraft fuel, aircraft parts and personnel; the Company’s ability to continue to generate sufficient cash; changes in the Company’s future capital needs; and other macroeconomic, political and regulatory developments.

The risks, uncertainties and assumptions described above also include the risks, uncertainties and assumptions discussed from time to time in the Company’s other public filings and public announcements, including the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q, as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. All forward-looking statements included in this document are based on information available to the Company on the date hereof. The Company does not undertake to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date hereof even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2020

HAWAIIAN HOLDINGS, INC.

	By:	/s/ Shannon L. Okinaka
		Name:	Shannon L. Okinaka
		Title:	Executive Vice President, Chief Financial Officer and Treasurer